Reserves	12 Months Ended
Dec. 31, 2025
Reserves [Abstract]
Reserves
15.	Reserves

Reserves consist of foreign currency translation reserve, share premium and warrant reserve.

Foreign currency translation reserve arises from functional currency of entities within the Company different from the presentation currency of the financial statements.

Share premium is the amount by which the fair value of the consideration received for shares exceeds the nominal value of the shares.

Warrant reserve represents the portion of proceeds allocated to the warrants upon issuance, determined using a relative fair value allocation method.

Movement in reserves:

	Foreign currency translation reserve	Share premium	Warrant reserve	Total
	HK$	HK$	HK$	HK$
Balance at January 1, 2024	(22,240)	380,250	—	358,010
Exchange differences on foreign currency translations	48,424	—	—	48,424
Issuance of Class A ordinary shares for debt conversion	—	18,652,649	—	18,652,649
Issuance of Class A ordinary shares for initial public offering, net of related expenses	—	31,279,379	—	31,279,379
Underwriters exercise of over-allotment option	—	3,112,590	—	3,112,590
Issuance of Class A ordinary shares for commitment fee	—	1,559,950	—	1,559,950
Balance at December 31, 2024	26,184	54,984,818	—	55,011,002
Exchange differences on foreign currency translations	(118)	—	—	(118)
Redemption of conversion of promissory notes	—	19,485,882	—	19,485,882
Proceeds from issuance of shares pursuant to the SEPA, net of transaction costs	—	4,387,575	—	4,387,575
Issuance of shares as compensation for advisory fee	—	116,961	—	116,961
Proceeds from private placement*	—	1,813,275	1,330,437	3,143,712

Balance at December 31, 2025	26,066	80,788,511	1,330,437	82,145,014
Balance at December 31, 2025 (US$)	3,349	10,379,724	170,935	10,554,008

*	Private placement

On August 13, 2025, the Company entered into a securities purchase agreement with certain investors, pursuant to which the Company agreed to sell, in a private placement transaction, (i) up to 20,000 Class A ordinary shares, par value US$0.008 per share, and (ii) up to 60,000 common warrants (the “Common Warrants”), each exercisable for one Class A Ordinary Share (the “Warrant Shares”). The Common Warrants carry an exercise price of US$0.008 per Warrant Shares, are immediately exercisable, and will remain valid for a period of 3 years from the date of issuance.

The Common Warrants were classified as a component of share capital within share premium and were recorded at the issuance date using a relative fair value allocation method. The Common Warrants are equity classified because they permit the holders to receive a fixed number of ordinary shares of the Company upon exercise for a fixed amount of cash. With the assistance of management’s external valuation expert, the Company valued the Common Warrants at issuance using the Black-Scholes valuation model, taking into account significant assumptions including the expected volatility of the Company’s share price of 144.00%, risk-free rate of 3.52% and allocated proceeds from the sale proportionately to the ordinary shares and Common Warrants, of which HK$1,330,437 (US$170,935) was allocated to the Common Warrants and recorded as a component of share premium.